157  P- 1


                        SUPPLEMENT DATED DECEMBER 5, 2006
                  TO THE PROSPECTUS DATED FEBRUARY 1, 2006 OF
                      FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

The prospectus is amended as follows:

I. Effective February 1, 2006, the fifth paragraph under "Goal and Strategies - Main Investment Strategies" on page 3 is updated as follows:

 At least 65% of the Fund's total assets will be invested in securities rated AAA by Standard & Poor's Ratings Group (S&P(R)) or Aaa by Moody's Investors Services (Moody's), respectively, or, if unrated, will be deemed to be of comparable quality by the manager. As to the remaining 35% of the Fund's assets: (i) at least 20% of the portfolio securities will be rated at least BBB by S&P or Fitch, or Baa by Moody's, respectively, or, if unrated, will be deemed to be of comparable quality by the manager; and, (ii) up to 15% may be invested in securities rated below BBB by S&P or Fitch, or Baa by Moody's, respectively, or, if unrated, will be deemed to be of comparable quality by the manager. In the event the rating of an issue is changed by the ratings service or the security goes into default, the Fund will consider that event in its evaluation of the overall investment merits of that security, but will not necessarily dispose of the security immediately.

II. Effective February 1, 2006, the "Goal and Strategies - Main Risks - Credit" section on page 6, is updated as follows:

 An issuer of securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or a security's credit rating may affect a security's price and, thus, impact Fund performance. The Fund's investments in securities rated below investment grade are most susceptible to these risks.

 While securities directly issued or guaranteed by the U.S. Treasury and agencies and instrumentalities that are backed by the full faith and credit of the U.S. government present little credit risk, securities issued or guaranteed by other agencies or instrumentalities or by private issuers may have greater credit risk. Although the U.S. Department of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations, there is no guarantee that such support would be provided. Consequently, securities issued or guaranteed by Fannie Mae or Freddie Mac may still involve a risk of non- payment of principal and interest.

               Please keep this supplement for future reference.